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PROSPECTUS

                               DECEMBER 29, 1995

                         WARBURG PINCUS INSTITUTIONAL FUND, INC.
                           [ ] INTERNATIONAL EQUITY PORTFOLIO
                           [ ] SMALL COMPANY GROWTH PORTFOLIO
                           [ ] GLOBAL FIXED INCOME PORTFOLIO

                                                                Rule 497(c)
                                           Securities Act File No. 33-47880
                                  Investment Company Act File No. 811-06670

                              WARBURG PINCUS FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

PROSPECTUS                                                     December 29, 1995

WARBURG PINCUS INSTITUTIONAL FUND, INC. (the 'Fund') is an open-end management investment company that consists of three managed investment funds (the 'Portfolios'):

           INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-United States issuers.

           SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing primarily in equity securities of small-sized domestic companies.

           GLOBAL FIXED INCOME PORTFOLIO seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers.

International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. Investment in small companies, including emerging growth companies and companies in 'special situations,' also entails special risks. See 'Risk Factors and Special Considerations.'

Shares of the International Equity and Global Fixed Income Portfolios are offered only to investors that make a minimum initial investment in the Portfolio of $3,000,000 or more, although the minimum investment for any group of related persons is an aggregate of $4,000,000. Shares of the Small Company Growth Portfolio are offered only to investors that make a minimum initial investment in the Portfolio of $1,000,000. The Fund is designed for institutional investors although, in its discretion, the Fund may permit shares to be purchased by individuals, as well as institutions, who meet the minimum investment requirements.

This Prospectus briefly sets forth certain information about the Fund and the Portfolios that investors should know before investing. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the 'SEC') in a document entitled 'Statement of Additional Information,' which is available upon request and without charge by calling Warburg Pincus Funds at (800) 888-6878. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Funds at
(800) 888-6878. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

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THESE SECURITIES  HAVE  NOT  BEEN  APPROVED OR  DISAPPROVED  BY  THE  SECURITIES
  AND   EXCHANGE   COMMISSION   OR  ANY   STATE   SECURITIES   COMMISSION  NOR
     HAS  THE  COMMISSION  OR   ANY  STATE  SECURITIES  COMMISSION   PASSED
      UPON   THE   ACCURACY  OR   ADEQUACY   OF  THIS   PROSPECTUS.  ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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THE FUND'S EXPENSES

                                                                       INTERNATIONAL    SMALL COMPANY    GLOBAL FIXED
                                                                          EQUITY           GROWTH           INCOME
Shareholder Transaction Expenses                                         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                       -------------    -------------    ------------
     Maximum Sales Load Imposed on Purchases (as a percentage of
       offering price)..............................................          0                 0               0
Annual Portfolio Operating Expenses (as a percentage of average net assets)
     Management Fees................................................        .60%              .45%            .08%
     12b-1 Fees.....................................................          0                 0               0
     Other Expenses.................................................        .35%              .70%            .52%
                                                                            ---            ------           -----
     Total Portfolio Operating Expenses (after fee waivers)`D'......        .95%             1.15%            .60%
EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

 1 year.............................................................        $10               $12              $6
 3 years............................................................        $30               $37             $19
 5 years............................................................        $53              n.a.            n.a.
10 years............................................................       $117              n.a.            n.a.

`D' Management  Fees,  Other  Expenses  and  Total  Operating  Expenses  for the
    International Equity Portfolio are based on actual expenses for the fiscal year ended October 31, 1995, net of any fee waivers or expense reimbursements. Without such waivers and/or reimbursements, Management Fees would have equalled .80%, Other Expenses would have equalled .38% and Total Portfolio Operating Expenses would have equalled 1.18%. Absent the anticipated waiver of fees by the Fund's investment adviser and co-administrator, Management Fees for the Small Company Growth Portfolio and the Global Fixed Income Portfolio would equal .90% and .65%, respectively, Other Expenses would equal .75% and .63%, respectively, and Total Portfolio Operating Expenses would equal 1.65% and 1.28%, respectively. Other Expenses for the Small Company Growth and Global Fixed Income Portfolios are based on annualized estimates of expenses for the fiscal year ending October 31, 1996, net of any fee waivers or expense reimbursements. The Fund's investment adviser and co-administrator are under no obligation to continue these waivers. For the Small Company Growth Portfolio, the investment adviser has undertaken to limit Total Portfolio Operating Expenses through December 31, 1996.

                               -------------------

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. Institutions also may charge their clients fees in connection with investments in a Portfolio's shares, which fees are not reflected in the table. This example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. Moreover, while the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF THE INTERNATIONAL EQUITY PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD)`D'

     The following information for the three fiscal years or period ended October 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 14, 1995 appears in the Statement of Additional Information. The information for the period September 1, 1992 (commencement of operations) through October 31, 1992 has been audited by Ernst & Young LLP, whose report was unqualified. Further information about the performance of the International Equity Portfolio is contained in the Fund's annual report, dated October 31, 1995, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 888-6878.

                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------------------------------
                                                    1995            1994             1993
                                                ------------   --------------   --------------
                                                                                                    FOR THE PERIOD
                                                                                                   SEPTEMBER 1, 1992
                                                                                                   (COMMENCEMENT OF
                                                                                                  OPERATIONS) THROUGH
                                                                                                    OCTOBER 31, 1992
                                                                                                  -------------------
Net Asset Value, Beginning of Period..........    $  16.34       $  13.49        $   9.62          $ 10.00
                                                  ----------     ------------     -----------     -----------
  Income from Investment Operations
  Net Investment Income.......................         .15            .17             .10              .02
  Net Gains (Loss) from Securities and Foreign
     Currency Related Items (both realized and
     unrealized)..............................        (.64)          2.87            3.87            (.40)
                                                ------------     -----------     -----------      -----------
  Total from Investment Operations............        (.49)          3.04            3.97            (.38)
                                                ------------     ----------      -----------      -----------
  Less Distributions
  Dividends (from net investment income)......        (.18)          (.07)           (.10)            .00
  Distributions (from capital gains)..........        (.57)          (.12)            .00             .00
                                                ------------    -----------      -----------      -----------
     Total Distributions......................        (.75)          (.19)           (.10)            .00
                                                ------------    -----------      -----------      -----------
Net Asset Value, End of Period................    $  15.10       $  16.34        $  13.49          $ 9.62
                                                ------------    -----------      -----------      -----------
                                                ------------    -----------      -----------      -----------
Total Return..................................       (2.83%)        22.62%          41.61%         (20.69%)
Ratios/Supplemental Data
Net Assets, End of Period (000s)..............    $507,759       $331,297        $109,280         $18,613
Ratios to Average Daily Net Assets:
  Operating expenses..........................         .95%           .95%            .95%            .95%
  Net investment income.......................        1.20%           .59%            .75%           1.22%
  Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements...................         .23%           .29%            .44%            .85%*
Portfolio Turnover Rate.......................       39.70%         19.34%          19.40%          50.16%


------------

`D' No  financial  highlights  have been  presented  with respect  to  the Small
    Company Growth Portfolio and the Global Fixed Income Portfolio, which had not commenced operations as of October 31, 1995. The audited statement of assets and liabilities of the Small Company Growth Portfolio as of August 8, 1995 and the Global Fixed Income Portfolio as of December 18, 1995 together with the reports of Coopers & Lybrand L.L.P. appear in the Statement of Additional Information.

* Annualized.

INVESTMENT OBJECTIVES AND POLICIES

     Set forth below is a description of the investment objective and policies of each Portfolio. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval of the holders of a majority of the outstanding voting securities of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that a Portfolio will achieve its investment objective. See 'Special Risk Considerations and Certain Investment Strategies' for descriptions of certain types of investments the Portfolios may make.

INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio pursues its investment objective by investing, under normal market conditions, substantially all of its assets -- but no less than 65% of its total assets -- in common stocks and securities convertible into or exchangeable for common stocks of non-United States issuers.

     The Portfolio currently intends to spread investments among countries to reduce currency risk and, under normal market conditions, will invest in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of foreign countries. Management of the Portfolio anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country, such as Japan, which may involve special risks (described below). If it did, like any investor in Japan, the Portfolio would be subject to general economic and political conditions in Japan. The Japanese economy is heavily industrial and the manufacturing sector is export oriented; however, domestic demand is now growing in relative importance. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive.

     The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within international economies and markets through increased earning power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

     The Portfolio is a 'diversified' investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), which means that the Portfolio is limited by the 1940 Act, with respect to 75% of its total assets, from investing more than 5% of its total assets in the securities of any one issuer and from purchasing more than 10% of the voting securities of any one issuer.

     In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. When Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ('Warburg'), believes that a conservative or defensive posture is warranted, the Portfolio may invest temporarily without limit in equity and debt securities of U.S. issuers and money market obligations (described below).

SMALL COMPANY GROWTH PORTFOLIO. The Small Company Growth Portfolio's investment objective is capital growth. The Portfolio will pursue its investment objective by investing primarily in a portfolio of equity securities of small market
capitalization   domestic  companies   (i.e.,  companies   having  stock  market
capitalizations of $1 billion or less at the time of initial purchase, 'small companies'). The Portfolio intends to invest at least 90% of its total assets in common stocks or warrants of small companies that present attractive opportunities for capital growth and, under normal market conditions, will invest at least 65% of its total assets in such securities. The Portfolio is not required to dispose of securities of issuers whose market capitalizations grow to exceed $1 billion after acquisition by the Portfolio. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the domestic over-the-counter market, but may invest up to 20% of its assets in foreign securities. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics, and securities ratings generally will not be a factor in the selection process.

     The Portfolio may also invest in securities of emerging growth companies, which can be either small companies or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors.

     The Portfolio is classified as a 'non-diversified' investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Portfolio, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in reverse repurchase agreements and dollar rolls.

GLOBAL FIXED INCOME PORTFOLIO. The Global Fixed Income Portfolio's investment objective is to maximize total investment return consistent with prudent investment management while preserving capital. The Portfolio will seek to achieve its objective by investing, under normal market conditions, substantially all of its assets -- but no less than 65% of its total assets -- in bonds, debentures and notes of United States and foreign issuers, denominated in U.S. dollars or in other currencies or multi-currency units such as European Currency Units ('ECUs'). These debt obligations include obligations issued or guaranteed by the United States government or a foreign government, its agencies or instrumentalities, securities of supranational entities, Eurobonds and corporate bonds. Up to 5% of the Portfolio's net assets may be rated below investment grade at the time of the investment but not lower than 'B' by Standard & Poor's Ratings Group ('S&P') or Moody's Investors Service, Inc. ('Moody's').

     Warburg's approach to multicurrency fixed-income management is strategic and value-based. Warburg's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Portfolio's aim is to invest in bond markets that offer attractive real returns relative to inflation.

     Warburg invests largely in medium-term securities (i.e., those with a remaining maturity of between three and five years) and responds to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, Warburg responds to high levels of real interest rates through a lengthening in portfolio maturity. Accordingly, while the bulk of the Portfolio is expected to be invested in medium-term securities, Warburg is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide Warburg's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Portfolio seeks to invest in currencies currently undervalued based on purchasing power parity. Warburg's analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.

     The Portfolio will not invest 25% or more of its total assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions and, under normal market conditions, will invest in at least three countries, including the United States. When Warburg believes that a conservative or defensive posture is warranted, the Portfolio may invest temporarily without limit in securities denominated in U.S. dollars and securities of U.S. issuers.

     The Portfolio may invest in 'zero coupon securities.' Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. The values of zero coupon securities may be highly volatile as interest rates rise or fall.

     Like the Small Company Growth Portfolio, the Global Fixed Income Portfolio is classified as a 'non-diversified' investment company under the 1940 Act and, as such, may be subject to greater risk with respect to portfolio securities.

ADDITIONAL INVESTMENTS

MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal circumstances, in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations, although each Portfolio intends to stay invested in securities satisfying its investment objective to the extent practical. In addition, on occasion, Warburg may deem it advisable to adopt a temporary defensive posture by investing without limit in money market obligations. These instruments consist of obligations of the U.S. government or foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; commercial paper; and money market mutual funds that invest in the foregoing. A shareholder in the Portfolio would bear both its ratable share of that mutual fund's expenses, as well as the Portfolio's administration fees and other expenses with respect to assets so invested.

     Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including accrued interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities.

U.S. GOVERNMENT SECURITIES. The U.S. government securities in which each Portfolio may invest include: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities.

COMPARISON OF INVESTMENT FUND
MANAGED BY WARBURG WITH
GLOBAL FIXED INCOME PORTFOLIO

     Set forth below are certain performance data provided by Warburg relating to Warburg Pincus Global Fixed Income Fund (the 'Warburg Pincus Fund'), a registered open-end investment company managed by Warburg. The Global Fixed Income Portfolio has substantially the same investment objective and policies and will be managed using substantially the same investment strategies and techniques as the Warburg Pincus Fund. Investors should not rely on the following performance data as an indication of future performance of the Portfolio. As of November 30, 1995, the Warburg, Pincus Fund had net assets of approximately $69 million and an overall expense ratio of 0.95%. The Warburg Pincus Fund has waived fees from time to time, which has resulted in higher performance figures than had such waivers not been in place. The Portfolio will have the same types of expenses as the Warburg Pincus Fund.

     The performance of Lipper World Income Fund Average for the same periods as shown for the Warburg Pincus Fund is also set forth. Unlike the Global Fixed Income Portfolio and the Warburg Pincus Fund, the index, which is unmanaged, does not reflect the payment of any expenses.

    WARBURG PINCUS FUND -- TOTAL RETURN FOR PERIODS ENDED NOVEMBER 30, 1995

                                                 LIPPER WORLD
                                                 INCOME FUND
                                      FUND         AVERAGE*
                                   ----------    ------------
One year..........................      11.91%`D'       10.89%
Five years........................       8.74%`D'        6.45%
From inception**
    annualized....................       8.68%`D'        6.66%
    aggregate.....................      52.70%`D'       39.68%

------------

 * The Lipper World Income Fund Average is an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments.

** The Warburg Pincus Fund commenced investment operations on November 1, 1990.

 `D' Absent the waiver of fees payable to the Warburg Pincus Fund's investment adviser and co-administrators, the total return for the year ended November 30, 1995 was 11.17%, for the five years ended November 30, 1995 was 7.24% and the annualized and aggregate total return for the period commencing November 1, 1990 (commencement of operations) and ended November 30, 1995 was 7.12% and 41.89%, respectively.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE

     A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it is to be in the best interests of the relevant Portfolio and will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. In addition, to the extent it is consistent with a Portfolio's investment objective, each Portfolio also may engage in short-term trading. This investment approach and the use of certain of the investment strategies described below may result in a high portfolio turnover rate for the Portfolios. It is not possible to predict the portfolio turnover rates for the Small Company Growth Portfolio and the Global Fixed Income Portfolio. However, the Small Company Growth Portfolio's annual turnover rate should not exceed 125%, and the Global Fixed Income Portfolio may experience portfolio turnover as high as 150% to 200%. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and

Taxes -- Taxes' and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information. All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects.


SPECIAL RISK CONSIDERATIONS AND
CERTAIN INVESTMENT STRATEGIES

     In attempting to achieve its investment objective, a Portfolio may engage in one or more of the strategies set forth below. Detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

CONVERTIBLE SECURITIES. Each Portfolio may invest in fixed income obligations convertible into equity securities at either a stated price or at a stated rate. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The Global Fixed Income Portfolio does not intend to retain in its portfolio the common stock received upon conversion of a convertible security and will sell it as promptly as it can and in a manner which it believes will reduce the risk to the Portfolio of loss in connection with the sale.

     Up to 5% of each of the International Equity and Small Company Growth Portfolio's net assets may be held in convertible securities rated below investment grade. Up to 5% of the Global Fixed Income Portfolio's net assets may be rated below investment grade at the time of purchase. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities. Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities. Securities rated below investment grade are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve large uncertainties or major risk exposures to adverse conditions. A Portfolio may have difficulty disposing of certain lower quality obligations because there may be a thin trading market for such securities. In addition, the market value of lower quality securities may be more volatile than that of higher quality securities.

FOREIGN SECURITIES. The International Equity Portfolio and the Global Fixed Income Portfolio will invest substantially in foreign securities, and the Small Company Growth Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settle-
ment dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the National Association of Securities Dealers, Inc. and by the Code.

     Securities and Stock Index Options. Each Portfolio may write put and call options on stock and debt securities and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options; each Portfolio may also purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

     Futures Contracts and Commodity Options. Each Portfolio may enter into futures contracts and purchase and write (sell) commodity options (options on futures contracts and on physical commodities), including, but not limited to, foreign currency, interest rate and stock index futures contracts and put and call options on these contracts. These contracts and options will be traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.

     Investments in commodity options involve a relatively high degree of risk. Prices of commodities can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, commodities can be affected by changes in inflation, investment speculation, changes in industrial, commercial and governmental demand and supply and any governmental restrictions on ownership. In addition, investments in options on physical commodities may involve higher custodial expenses.

     Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing or writing exchange-traded or OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

     Hedging Considerations. Each Portfolio may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

     Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out an option or futures position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

     Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

RULE 144A SECURITIES. A Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's 10% limitation on the purchase of illiquid securities unless the Fund's Board of Directors (the 'Board') determines on an ongoing basis that an adequate trading market exists for the security. Non-publicly traded securities (including Rule 144A Securities) may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

SHORT SALES AGAINST THE BOX. Each Portfolio may make short sales of its portfolio holdings if, at all times when a short position is open, the Portfolio owns the security sold short or owns debt securities convertible or exchangeable into the security sold short (i.e., short sales 'against the box'). Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. The extent to which a Portfolio may make short sales may be further limited by Code requirements for qualification as a regulated investment company.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Portfolio will establish a segregated account with its custodian consisting of cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.

LENDING PORTFOLIO SECURITIES. Each Portfolio is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Portfolio's securities may not exceed 33 1/3% of the Portfolio's net assets. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a 'finder.' The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



INVESTMENT GUIDELINES

     Each Portfolio may invest up to 10% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of a Portfolio's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its net assets may be invested in warrants. A Portfolio may borrow from banks for temporary or emergency purposes in an amount up to 30% of its total assets and may pledge its assets to the same extent in connection with these borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that a Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER. The Fund employs Warburg as investment adviser to each Portfolio. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of each such Portfolio. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.

     For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets, as follows: International Equity Portfolio -- .80%, Small Company Growth Portfolio -- .90% and Global Fixed Income Portfolio -- .65%. Although, in the case of the International Equity and Small Company Growth Portfolios, these advisory fees are higher than those paid by most other investment companies, including money market and fixed income funds, Warburg believes that they are comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between the Fund and Warburg with respect to each Portfolio provides that Warburg will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information exceed the applicable state expense limitations. Warburg and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.

     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1995, Warburg managed approximately $11.9 billion of assets, including approximately $6.2 billion of assets of twenty-three investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

PORTFOLIO MANAGERS. The portfolio manager of the International Equity Portfolio is Richard H. King, who has been portfolio manager of the Portfolio since its inception. He has been a managing director of EMW since 1989, before which time he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London. Nicholas P.W. Horsely, P. Nicholas Edwards, Harold
W. Ehrlich and Vincent J. McBride have been associate portfolio managers of the International Equity Portfolio since joining Warburg. Mr. Horsely is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Edwards has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Ehrlich is a senior vice president of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. From 1989 to 1992 he was a portfolio manager/analyst at United Jersey Bank.

     The co-portfolio managers of the Small Company Growth Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a managing director of EMW and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of EMW and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.

     The portfolio manager of the Global Fixed Income Portfolio is Dale C. Christensen. Mr. Christensen is a managing director of EMW and has been associated with Warburg since 1989, before which time he was a senior vice president at Citibank, N.A.

CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administra-
tive services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

     The Fund employs PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ('PFPC'), as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, the International Equity Portfolio and the Global Fixed Income Portfolio each pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, and the Small Company Growth Portfolio will pay PFPC a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIANS. Fiduciary Trust Company International ('Fiduciary') and PNC Bank, National Association ('PNC') serve as custodians of the International Equity and Global Fixed Income Portfolios' assets. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048. Like PFPC, PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

     PNC also serves as custodian of the Small Company Growth Portfolio's U.S. assets, and State Street Bank and Trust Company ('State Street') serves as international custodian of the Portfolio's non-U.S assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT. State Street serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

DISTRIBUTOR. Counsellors Securities Inc. ('Counsellors Securities') serves without compensation as distributor of the shares of each Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Fund to Counsellors Securities for distribution services.

     Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.

DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT IN
THE FUND

     In order to invest in a Portfolio, an investor must first complete and sign an account application. To obtain an account application, an investor may telephone Warburg Pincus Funds at (800) 888-6878. An investor may also obtain an account application by writing to:

Warburg Pincus Funds
P.O. Box 9030
Boston, Massachusetts 02205-9030

     Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

     THE INTERNATIONAL EQUITY AND GLOBAL FIXED INCOME PORTFOLIOS' SHARES ARE ONLY OFFERED TO INVESTORS THAT MAKE A MINIMUM INITIAL INVESTMENT IN THE PORTFOLIO OF $3,000,000 OR MORE, ALTHOUGH THE MINIMUM INVESTMENT FOR ANY GROUP OF RELATED PERSONS IS AN AGGREGATE OF $4,000,000. SHARES OF THE SMALL COMPANY GROWTH PORTFOLIO ARE OFFERED ONLY TO INVESTORS THAT MAKE A MINIMUM INITIAL INVESTMENT IN THE PORTFOLIO OF $1,000,000.

     THE   FUND  IS  DESIGNED  FOR  INSTITUTIONAL  INVESTORS  ALTHOUGH,  IN  ITS
DISCRETION, THE FUND MAY PERMIT SHARES TO BE PURCHASED BY INDIVIDUALS, AS WELL AS INSTITUTIONS, WHO MEET THE MINIMUM INVESTMENT REQUIREMENTS.



HOW TO PURCHASE SHARES IN
THE PORTFOLIOS

SPECIAL PURCHASE PROVISIONS FOR THE SMALL COMPANY GROWTH PORTFOLIO. During February 1996 (the 'Special Purchase Period'), shareholders of Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund') may acquire shares of the Small Company Growth Portfolio in exchange for portfolio securities received by them upon redemption of shares of the Emerging Growth Fund. All such purchases will be subject to the Portfolio's minimum investment requirements. Portfolio shares acquired by shareholders of the Emerging Growth Fund will have a value equal to the fair market value of the portfolio securities transferred to the Small Company Growth Portfolio. The transferred securities will in all cases be securities that are consistent with the Portfolio's investment focus. The Portfolio will realize no gain or loss when it acquires the former assets of the Emerging Growth Fund from the shareholders and will have a tax basis in those assets equal to the fair market value (that is, the net asset value) of the shares that it issued to acquire the former assets. For further information regarding an exchange, an investor should contact Warburg Pincus Funds at (800) 888-6878.

                               ------------------
     Shares of the Portfolios may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to Warburg Pincus Institutional Fund, Inc. or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities Inc., at the address set forth above and should indicate the Portfolio in which shares are to be purchased. Checks payable to the investor and indorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form before 4:00 p.m. (Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the relevant Portfolio's net asset value calculated at the end of that day. If payment is received after 4:00 p.m., the purchase will be effected at the relevant Portfolio's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for more than one Portfolio or Warburg Pincus Fund should be accompanied by a breakdown of amounts to be invested in each Portfolio or fund. If a check used for the purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating each Portfolio's net asset value, see 'Net Asset Value' below.

BY WIRE. Investors may also purchase shares in a Portfolio by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 888-6878. Federal funds may be wired to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA #0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Institutional Fund, Inc.: [Port-
  folio name]
DDA #9904-649-2
[Shareowner name]
[Shareowner account number]

     If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the relevant Portfolio on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the relevant Portfolio on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not received or accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

     Shares of the Fund are sold without a sales charge. The minimum initial investment in the International Equity Portfolio and the Global Fixed Income Portfolio is $3,000,000 (although the minimum investment for any group of related persons is an aggregate of $4,000,000), and the minimum subsequent investment is $50,000 (except for certain retirement plans for which record-keeping is performed on an omnibus basis for multiple participants, which are not subject to a subsequent investment minimum). The minimum initial investment in the Small Company Growth Portfolio is $1,000,000, with no subsequent investment minimum. The investment minimums may be waived for investors maintaining advisory accounts with Warburg or brokerage accounts with Counsellors Securities. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.

     After an investor has made an initial investment, additional shares may be purchased at any time by mail or by telephone in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the Portfolio in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares of a Portfolio are not normally issued.

PURCHASE THROUGH INTERMEDIARIES. The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in the Fund which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on its behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing its accounts with the organization. These organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Certain organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting fees or losses.


HOW TO REDEEM AND EXCHANGE SHARES IN THE PORTFOLIOS

REDEMPTION OF SHARES. An investor in a Portfolio may redeem (sell) shares on any day that the Portfolio's net asset value is calculated (see 'Net Asset Value' below).

     Shares of a Portfolio may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, they may be giving up a measure of security that they may have if they were to redeem or exchange their shares in writing. If an investor desires to redeem shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account in the Fund.' An investor should be sure that the redemption request identifies the relevant Portfolio, the number of shares to be redeemed and the investor's account number. In order to change the bank account designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on the account application, the investor may redeem the shares by telephone by calling Warburg Pincus Funds at
(800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the relevant Portfolio, (ii) the account number of the Portfolio, (iii) the name of the investor(s) appearing on the Portfolio's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but it reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account in the Fund.' Although the Fund will redeem shares purchased by check before the check has cleared, payment of the redemption proceeds will be delayed until such check has cleared, which may take up to 15 days from the purchase date. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value per share as determined on that day. If a redemption order is received after the close of trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Portfolio, the Portfolio reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in the account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

     If, due to redemptions, the value of an investor's account in a Portfolio drops to less than $250,000, the Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that the account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

EXCHANGE OF SHARES. An investor may exchange shares of one Portfolio for shares of another Portfolio at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, the Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

     The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege an investor should contact Warburg Pincus Funds at (800) 888-6878.


DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued on the Portfolio's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premium and applicable expenses. Each Portfolio declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account in the Fund' or by calling Warburg Pincus Funds at
(800) 888-6878.

     The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

TAXES. Each Portfolio intends to qualify each year as a 'regulated investment company' within the meaning of the Code. A Portfolio, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Portfolio expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Portfolio shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Portfolio shares or whether such distributions are received in cash or reinvested in Portfolio shares. As a general rule, an investor's gain or loss on a sale or redemption of Portfolio shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Portfolios, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Portfolio's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Portfolios' dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by each Portfolio may be subject to withholding and other taxes imposed by foreign countries.

However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Portfolio will report to its shareholders, in writing, the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

GLOBAL FIXED INCOME PORTFOLIO. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of each Portfolio's prior taxable year with respect to certain dividends and distributions which were received from the Portfolio during the Portfolio's prior taxable year. Investors should consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

     Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes each day.

     The net asset value per share of each Portfolio is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.



THE PORTFOLIOS' PERFORMANCE

     From time to time, a Portfolio may advertise its yield or average annual total return over various periods of time. The yield of a Portfolio refers to net investment income generated by the Portfolio over a specified 30-day period, which is then annualized. Total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine each Portfolio's yield and total return. Current yield and total return figures may be obtained by calling Warburg Pincus Funds at (800) 888-6878.

     In reports or other communications to investors or in advertising material, a Portfolio may describe general economic and market conditions affecting the Portfolio and may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the International Equity Portfolio, the Morgan Stanley Capital International EAFE Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; in the case of the Small Company Growth Portfolio, with the Russell 2000 Small Stock Index and the S&P 500 Index; and, in the case of the Global Fixed Income Portfolio, with the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc., Investor's Daily and Financial Times.

     In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experi-ence of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments, and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.



GENERAL INFORMATION

ORGANIZATION. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name 'Warburg, Pincus Institutional Fund, Inc.' The Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, par value $.001 per share. Shares of three series have been authorized, which constitute the interests in the Portfolios.

VOTING RIGHTS. Investors in each Portfolio are entitled to one vote for each full share owned and fractional votes for fractional shares held. Shareholders of each Portfolio vote in the aggregate on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for any purpose at the written request of holders of 10% of the Fund's outstanding shares. John L. Furth, a Director of the Fund, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the International Equity Portfolio as of November 30, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of the investor's account, as well as a statement after any transaction that affects the investor's share balance or share registration (other than reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Portfolio and a statement of the performance of the Portfolio.

                               ------------------
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRE-SENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF SHARES IN ANY STATE WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE. SHARES OF THE GLOBAL FIXED INCOME PORTFOLIO ARE NOT CURRENTLY AVAILABLE TO NEW HAMPSHIRE INVESTORS.

                               TABLE OF CONTENTS

  THE FUND'S EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVES AND POLICIES ....................................... 4
  COMPARISON OF INVESTMENT FUND
     MANAGED BY WARBURG WITH
     GLOBAL FIXED INCOME PORTFOLIO ......................................... 7
  PORTFOLIO TRANSACTIONS AND TURNOVER
     RATE .................................................................. 7
  SPECIAL RISK CONSIDERATIONS
     AND CERTAIN INVESTMENT STRATEGIES ..................................... 8
  INVESTMENT GUIDELINES ................................................... 12
  MANAGEMENT OF THE FUND .................................................. 12
  HOW TO OPEN AN ACCOUNT IN THE FUND ...................................... 15
  HOW TO PURCHASE SHARES IN THE
     PORTFOLIOS ........................................................... 15
  HOW TO REDEEM AND EXCHANGE SHARES
     IN THE PORTFOLIOS .................................................... 17
  DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................... 19
  NET ASSET VALUE ......................................................... 20
  THE PORTFOLIOS' PERFORMANCE ............................................. 21
  GENERAL INFORMATION ..................................................... 22

  WPINS-1-1295

                                    [LOGO]

  WARBURG PINCUS
  INSTITUTIONAL FUND, INC.

         [ ] INTERNATIONAL EQUITY
            PORTFOLIO
         [ ] SMALL COMPANY GROWTH
            PORTFOLIO
         [ ] GLOBAL FIXED INCOME
            PORTFOLIO

PROSPECTUS

                               DECEMBER 29, 1995

                                                                Rule 497(c)
                                           Securities Act File No. 33-47880
                                  Investment Company Act File No. 811-06670

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 29, 1995



                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

                P.O. Box 9030, Boston, Massachusetts 02205-9030
                     For information, call (800) 888-6878



                                   Contents

                                                             Page
                                                             ----


Investment Objectives . . . . . . . . . . . . . . . . . . . .  2
Investment Policies . . . . . . . . . . . . . . . . . . . . .  2
Management of the Fund  . . . . . . . . . . . . . . . . . . . 33
Additional Purchase and Redemption Information  . . . . . . . 41
Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . 41
Additional Information Concerning Taxes . . . . . . . . . . . 42
Determination of Performance  . . . . . . . . . . . . . . . . 45
Auditors and Counsel  . . . . . . . . . . . . . . . . . . . . 48
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . 48
Financial Statements  . . . . . . . . . . . . . . . . . . . . 48
Appendix -- Description of Ratings  . . . . . . . . . . . .  A-1
Reports of Coopers & Lybrand L.L.P.,
     Independent Auditors . . . . . . . . . . . . . . . . .  A-4


          This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Warburg Pincus Institutional Fund, Inc. (the "Fund") dated December 29, 1995, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. The Fund consists of three managed investment funds. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the International Equity Portfolio, the Small Company Growth Portfolio or the Global Fixed Income Portfolio (the "Portfolios") should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding each of the Portfolio's current performance may be obtained by calling Warburg Pincus Funds at

(800) 888-6878. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVES

          The investment objective of the International Equity Portfolio is long-term capital appreciation. The investment objective of the Small Company Growth Portfolio is capital growth. The investment objective of the Global Fixed Income Portfolio is to maximize total investment return consistent with prudent investment management while preserving capital.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

          Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          Each Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period,
(ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

          Stock Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on stock indexes are similar to options on stock except that
(i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

          Futures Activities. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities. The ability of the Portfolio to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obliga-tions, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

          Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.


          An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above),
(iii) through entering into forward contracts to purchase or sell currency or
(iv) by purchasing exchange-traded currency options.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

          In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts.
These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.
The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

          Foreign Currency Exchange. Since the International Equity and Global Fixed Income Portfolios will, and the Small Company Growth Portfolio may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

          Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those countries.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

          Foreign Taxes and Increased Expenses. The operating expenses of the International and Global Fixed Income Portfolios, to the extent they invest in foreign securities, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolios associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as, in the case of the International Equity and Global Fixed Income Portfolios, the rate of the investment advisory fees, though similar to such expenses of some other funds investing internationally, are higher than those costs incurred by other investment companies.

          General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Japanese Investments (International Equity Portfolio). From time to time depending on current market conditions, the Portfolio may invest a significant portion of its assets in Japanese securities. Like any investor in Japan, the Portfolio will be subject to general economic and political conditions in the country. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

          The information set forth in this section has been extracted from various governmental publications and other sources. The Fund makes no representation as to the accuracy of the information, nor has the Fund attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Fund.

          Economic Background. Over the past 30 years Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. On January 17, 1995, the Great Hanshin Earthquake severely damaged Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimated that damage to the region equals $120 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole and on the Portfolio's investments cannot be predicted.

          Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizeable current account surplus and stability of wholesale and consumer prices since 1981. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

          International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import.
Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the impact of threatened U.S. trade sanctions. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. The United States and Japan have engaged in "economic framework" negotiations to help raise United States' share in Japanese markets and reduce Japan's current account surplus but progress in the negotiations has been hampered by recent political upheaval in Japan. On June 28, 1995, the United States agreed not to impose trade sanctions in return for a modest commitment by Japan to buy more American cars and auto parts. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely impact Japan and the Portfolio's investments there.

          The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.

                                CURRENT ACCOUNT
                                     Trade
                                ---------------


        Year                           Exports                  Imports                   Trade Balance         Current Balance
        ----                           -------                  -------                   -------------         ---------------


                                                          (U.S. dollars in millions)
        1989                           269,570                   192,653                      76,917                    57,157
        1990                           280,374                   216,846                      63,528                    35,761
        1991                           306,557                   203,513                     103,044                    72,901
        1992                           330,850                   198,502                     132,348                   117,551
        1993                           351,292                   209,778                     141,514                   131,448
        1994                           384,176                   283,232                     145,944                   129,140


Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan

          Economic Trends. The following tables set forth Japan's gross domestic product, wholesale price index and consumer price index for the years shown.


                         GROSS DOMESTIC PRODUCT (GDP)
                         ----------------------------




                              1994             1993             1992              1991              1990               1989
                              ----             ----             ----              ----              ----               ----

 GDP (yen billions)
  (Expenditures)             469,149          465,972           463,145           451,297           424,537            396,197

Change in GDP
  from Preceding
  Year

  Nominal terms               0.7%             0.6%             2.6%              6.3%              7.2%               6.7%

  Real Terms                  0.5%             -0.2%            1.1%              4.3%              4.8%               4.7%




Source:   Institute of Fiscal and Monetary Policy,  Ministry of Finance of
          Japan

                                                      WHOLESALE PRICE INDEX
                                                      ---------------------


                                                                                                              Change from
                                                                    All                                        Preceding
                     Year                                       Commodities                                       Year
                     ----                                       -----------                                   ------------

                                                         (Base year:  1990)

                     1989                                           98.0                                          2.5
                     1990                                          100.0                                          2.0
                     1991                                           99.4                                         (0.6)
                     1992                                           97.8                                         (1.6)
                     1993                                           95.0                                         (2.9)
                     1994                                           93.0                                         (2.1)



Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan



                                      CONSUMER PRICE INDEX
                                      --------------------




                                                                                                     Change from
       Year                                   General                                              Preceding Year
       ----                                   -------                                              --------------

                                          (Base Year: 1990)


       1989                                    97.0                                                     2.3
       1990                                   100.0                                                     3.1
       1991                                   103.3                                                     3.3
       1992                                   105.0                                                     1.6
       1993                                   106.4                                                     1.3
       1994                                   107.1                                                     0.7



Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan


          Securities Markets. There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

          The following table sets forth the number of Japanese companies listed on the three major Japanese stock exchanges as of the end of 1994.



                                                NUMBER OF LISTED DOMESTIC COMPANIES
                                                -----------------------------------


                      Tokyo                                       Osaka                                    Nagoya
          ---------------------------                   ------------------------                 --------------------------

          1st                     2nd                   1st                 2nd                  1st                  2nd
          Sec.                    Sec.                  Sec.                Sec.                 Sec.                 Sec.
          ----                    ----                  -----               -----                ----                 ----

          1,235                    454                  855                 344                   431                  129


     Source:  Tokyo Stock Exchange, Fact Book 1995

          The following table sets forth the trading volume and value of Japanese stocks on the eight Japanese stock exchanges for the years shown.


              STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                      (shares in millions; yen in billions)



 Year                                                              Volume                                 Value
 -----                                                             ------                                 -----


 1989  . . . . . . . . . . . . . . . . . . . .                     256,296                                386,395
 1990  . . . . . . . . . . . . . . . . . . . .                     145,837                                231,837
 1991  . . . . . . . . . . . . . . . . . . . .                     107,844                                134,160
 1992  . . . . . . . . . . . . . . . . . . . .                      82,563                                 80,456
 1993  . . . . . . . . . . . . . . . . . . . .                     101,173                                106,123
 1994  . . . . . . . . . . . . . . . . . . . .                     105,937                                114,622




Source:  Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York

          Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

          The following table sets forth the high, low and year-end TOPIX for the years shown.

                                                        TOPIX
                                                        -----

                                               (January 4, 1968=100)

 Year                                          Year-end                               High                               Low
 ----                                          --------                               ----                               ---

 1989                                           2,881.37                            2,884.80                           2,364.33
 1990                                           1,733.83                            2,867.70                           1,523.43
 1991                                           1,714.68                            2,028.85                           1,638.06
 1992                                           1,307.66                            1,763.43                           1,102.50
 1993                                           1,439.31                            1,698.67                           1,250.06
 1994                                           1,559.09                            1,712.73                           1,445.97



Source:  Tokyo Stock Exchange, Fact Book 1995


          U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

          Below Investment Grade Securities. Each Portfolio may invest in below investment grade convertible debt and preferred securities and it is not required to dispose of securities downgraded below investment grade subsequent to acquisition by the Portfolio. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

          Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment

Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

          Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of a Portfolio's total assets taken at value. A Portfolio will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

          By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase its total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

          When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. Government Securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Short Sales "Against the Box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such short sales at any one time.

          The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when a Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the

Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          American, European and Continental Depositary Receipts. The assets of a Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

          Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

          Warrants. Each Portfolio may invest up to 5% of net assets in warrants, provided that not more than 2% of net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Non-Publicly Traded and Illiquid Securities. Each Portfolio may not invest more than 10% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          Warburg will monitor the liquidity of restricted securities in a Portfolio under the supervision of the Board. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          Non-Diversified Status (Small Company Growth Portfolio and Global Fixed Income Portfolio). The Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

          Securities of Smaller Companies; Special Situation Companies (Small Company Growth Portfolio). The Portfolio's investments involves considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.

          The Portfolio may invest in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Portfolio believes, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.

          Ratings as Investment Criteria (Global Fixed Income Portfolio). Up to 5% of the Global Fixed Income Portfolio's net assets may be invested in securities rated below investment grade at the time of the investment, but not lower than "B" by Standard & Poor's Corporation or Moody's Investors Service, Inc. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by a

Portfolio, but Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Other Investment Limitations

          International Equity Portfolio and Global Fixed Income Portfolio. The investment limitations numbered 1 through 12, as applied to a Portfolio, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 16, as applied to a Portfolio, may be changed by a vote of the Board at any time.

          The International Equity Portfolio or the Global Fixed Income Portfolio may not:

          1. Borrow money or issue senior securities except that the Portfolio may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Portfolio's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with certain of the Portfolio's investment strategies and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. Make loans, except that the Portfolio may purchase or hold publicly distributed fixed income securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and
(c) futures contracts and related options and commodity options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

          6. Make short sales of securities or maintain a short position, except that a Portfolio may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

          7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts.

          8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          9. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

          10. With respect to the International Equity Portfolio only, purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          11. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          12. With respect to the International Equity Portfolio only, purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

          13. Invest more than 10% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          14. Purchase or retain securities of any company if, to the knowledge of the Portfolio, any of the Fund's officers or Directors or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          16.  Invest in oil, gas or mineral leases.

          Small Company Growth Portfolio. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 16 may be changed by a vote of the Board at any time.

          The Small Company Growth Portfolio may not:

          1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

          7. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in the Portfolio's investment limitations.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 10% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          13. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          14. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Portfolio's officers or Directors or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          16. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

          General. The following and certain other non-fundamental investment limitations are currently required by one or more states in which shares of the Portfolios are sold. These may be more restrictive than the limitations set forth above. Should a Portfolio determine that any such commitment is no longer in the best interest of the Portfolio and its shareholders, the Portfolio will revoke the commitment by terminating the sale of Portfolio shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations.

          1. The aggregate of all Rule 144A Securities, non-publicly traded and illiquid securities and securities of companies (including predecessors) that have been in continuous operation for three years or less is limited to 15% of the each Portfolio's total assets.

          2. The aggregate of options on securities, indexes and currencies purchased by the Small Company Portfolio is limited to 10% of the Portfolio's assets.

          If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.
Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolios' calculation of net asset value, in which case an adjustment may be made by the Board or its delegates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

          Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg.
Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended October 31, 1995, $46,558 of total brokerage commissions was paid to brokers and dealers who provided such research and other services on portfolio transactions of $475,286,009. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Fund are not reduced by reason of its receiving any brokerage and research services.

          During the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund, on behalf of the International Equity Portfolio, paid an aggregate of approximately $305,110, $612,312 and $1,273,733, respectively, in commissions to broker-dealers for execution of portfolio transactions. The fiscal 1994 and 1995 commission increases were a result of sharp increases in the volume of share-related activity as the Portfolio received large inflows of capital.

          Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

          In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities Inc., the Fund's distributor
("Counsellors Securities"), or any affiliated person of such companies.

          Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

          The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The decrease in the portfolio turnover rate of the International Equity Portfolio during the year ended October 31, 1993 was due to a large growth in assets.

          Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Small Company Growth Portfolio's investment in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Small Company Growth Portfolio may be higher than mutual funds having a similar objective that do not invest in special situation companies.


                            MANAGEMENT OF THE FUND

Officers and Board of Directors

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (61)  . . . . .  Director
Room 7E47OHB                       Professor at Harvard University;
Central Intelligence Agency        Director or Trustee of Circuit City
930 Dolly Madison Blvd.            Stores, Inc. (retail electronics and
McClain, Virginia  22107           appliances) and Phoenix Home Life Insurance
                                   Co.

Donald J. Donahue (71)  . . . . .  Director
99 Indian Field Road               Chairman of Magma Copper Company since
Greenwich, Connecticut 06830       January 1987; Director or Trustee of GEV
                                   Corporation and Signet Star Reinsurance
                                   Company; Chairman and Director of NAC
                                   Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . . .  Director
2425 North Fish Creek Road         Private investor; Consultant and
P.O. Box 483                       Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014              Fritz Communications (developers and
                                   operators of radio stations); Director of Advo, Inc. (direct mail advertising).

John L. Furth* (65) . . . . .      Chairman of the Board and President
466 Lexington Avenue               Vice Chairman and Director of E.M. Warburg,
New York, New York 10017-3147      Pincus & Co., Inc. ("EMW"); Associated with
                                   EMW since 1970; Officer of other investment companies advised by Warburg.

Thomas A. Melfe (63)  . . . . . .  Director
30 Rockefeller Plaza               Partner in the law firm of Donovan
New York, New York 10112           Leisure Newton & Irvine; Director of
                                   Municipal Fund for New York
                                   Investors, Inc.

Alexander B. Trowbridge (66)  . .  Director
1155 Connecticut Avenue, N.W.      President of Trowbridge Partners, Inc.
Suite 700                          (business consulting) from January 1990-
Washington, DC 20036               January 1994; President of the National
                                   Association of Manufacturers from
                                   1980-1990; Director or Trustee of New
                                   England Mutual Life Insurance Co., ICOS
                                   Corporation (biopharmaceuticals), P.H.H.
                                   Corporation (fleet auto management; housing and plant relocation service), WMX
                                   Technologies Inc. (solid and hazardous
                                   waste collection and disposal), The Rouse
                                   Company (real estate development),
                                   SunResorts International Ltd. (hotel and real estate management), Harris Corp.
                                   (electronics and communications equipment),
                                   The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Dale C. Christensen (48)  . . . .  Vice President of the Fund and Portfolio
466 Lexington Avenue               Manager of Global Fixed Income Portfolio
New York, New York 10017-3147      Portfolio Manager or Co-Portfolio Manager
                                   of other Warburg Pincus Funds; Managing
                                   Director of EMW; Associated with EMW since
                                   1989; Vice










-------------------------

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

                                   President at Citibank, N.A. from
                                   1985-1989; Vice President of Counsellors
                                   Securities; President of other investment companies advised by Warburg.

Richard H. King (51)  . . . . . .  Vice President of the Fund and Portfolio
466 Lexington Avenue               Manager of International Equity Portfolio
New York, New York 10017-3147      Portfolio Manager or Co-Portfolio Manager
                                   of other Warburg Pincus Funds; Managing
                                   Director of EMW since 1989; Associated with
                                   EMW since 1989; President of other
                                   investment companies advised by Warburg.

Arnold M. Reichman (47) . . . . .  Executive Vice President
466 Lexington Avenue               Managing Director and Assistant Secretary
New York, New York 10017-3147      of EMW; Associated with EMW since 1984;
                                   Senior Vice President, Secretary and Chief
                                   Operating Officer of Counsellors
                                   Securities; Officer of other investment
                                   companies advised by Warburg.

Eugene L. Podsiadlo (38)  . . . .  Senior Vice President
466 Lexington Avenue               Managing Director of EMW; Associated
New York, New York 10017-3147      with EMW since 1991; Vice President of
                                   Citibank, N.A. from 1987-1991; Senior Vice
                                   President of Counsellors Securities and
                                   officer of other investment companies
                                   advised by Warburg.

Stephen Distler (42)  . . . . . .  Vice President and Chief Financial Officer
466 Lexington Avenue               Managing Director, Controller and Assistant
New York, New York 10017-3147      Secretary of EMW; Associated with EMW since
                                   1984; Treasurer of Counsellors Securities;
                                   Vice President, Treasurer and Chief
                                   Accounting Officer or Vice president and Chief Financial Officer of other investment companies advised by Warburg.

Eugene P. Grace (44)  . . . . . .  Vice President and Secretary
466 Lexington Avenue               Associated with EMW since April 1994;
New York, New York 10017-3147      Attorney-at-law from September 1989-April
                                   1994; life insurance agent, New York Life
                                   Insurance Company from 1993-1994; General
                                   Counsel and Secretary, Home Unity Savings
                                   Bank from 1991-1992; Vice President and
                                   Chief Compliance Officer of Counsellors
                                   Securities; Vice President
                                   and Secretary of other investment
                                   companies advised by Warburg.

Howard Conroy(41) . . . . . . . .  Vice President, Treasurer and Chief 466
Lexington Avenue                   Accounting Officer New York, New York
10017-3147                         Associated with EMW since 1992; Associated
                                   with Martin Geller, C.P.A. from 1990-
                                   1992; Vice President, Finance with
                                   Gabelli/Rosenthal & Partners, L.P. until
                                   1990; Vice President, Treasurer and Chief
                                   Accounting Officer of other investment
                                   companies advised by Warburg.

Karen Amato (32)  . . . . . . . .  Assistant Secretary
466 Lexington Avenue               Associated with EMW since 1987;
New York, New York 10017-3147      Assistant Secretary of other investment
                                   companies advised by Warburg.

          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or Director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1995)


                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
     Name of Director                                               Fund                            Managed by Warburg*
     ----------------                                         ------------------                   ------------------------

 John L. Furth                                                      None**                                  None**
 Richard N. Cooper                                                  $1,750                                 $41,083
 Donald J. Donahue                                                  $2,000                                 $43,833
 Jack W. Fritz                                                      $1,250                                 $35,333
 Thomas A. Melfe                                                    $2,000                                 $43,583
 Alexander B. Trowbridge                                            $2,000                                 $43,833


________________________

* Each Director also serves as a Director or Trustee of 15 other investment companies advised by Warburg.

** Mr. Furth is considered to be an interested person of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Warburg.

          As of November 30, 1995, no Directors or officers of the Fund owned any of the outstanding shares of the Portfolios. As of the same date Mr. Furth may be deemed to have beneficially owned 91.82% of the International Equity Portfolio's shares outstanding, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

          International Equity Portfolio. Mr. Richard H. King, vice president of the Fund and portfolio manager of the International Equity Portfolio, earned a B.A. degree from Durham University in England. Mr. King is also portfolio manager of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Trust and a co-portfolio manager of Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan OTC Fund. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

          Mr. Nicholas P.W. Horsley, associate portfolio manager and research analyst of the International Equity Portfolio, is also a co-portfolio manager of Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan OTC Fund and an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Trust. From 1981 to 1984 Mr. Horsley was a securities analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986 he was a senior analyst with BZW Investment Management in London. From 1986 to 1993 he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford.

          Mr. P. Nicholas Edwards, associate portfolio manager and research analyst of the International Equity Portfolio, is also portfolio manager of Warburg Pincus Japan Growth Fund and a co-portfolio manager and research analyst of Warburg Pincus International Equity Fund and an associate portfolio manager and research analyst of the International Equity Portfolio of Warburg Pincus Trust. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

          Mr. Harold W. Ehrlich, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund, the International Equity Portfolio of Warburg Pincus Trust and Warburg Pincus Emerging Markets Fund. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986 and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.

          Mr. Vincent J. McBride, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund, the International Equity Portfolio of Warburg Pincus Trust and Warburg Pincus Emerging Markets Fund. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

          Small Company Growth Portfolio. Ms. Elizabeth B. Dater, co-portfolio manager of the Small Company Growth Portfolio is also co-portfolio manager of Warburg Pincus Emerging Growth Fund. She also manages a post-venture capital fund and is the former director of research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's "Wall Street Week" since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts. Mr. Stephen J. Lurito, co-portfolio manager of the Small Company Growth Portfolio, is also co-portfolio manager of Warburg Pincus Emerging Growth Fund. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

          Global Fixed Income Portfolio. Mr. Dale C. Christensen, vice president of the Fund and portfolio manager of the Global Fixed Income Portfolio, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen directs the Fixed Income Group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp, N.A. from 1985 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.

Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to each Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Fund pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus. See the Prospectus, "Management of the Fund." Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          Warburg agrees that if, in any fiscal year, the expenses borne by a Portfolio exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Portfolio are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to a Portfolio is 2.5% of the first $30 million of the average net assets of the Portfolio, 2% of the next $70 million of the average net assets of the Portfolio and 1.5% of the remaining average net assets of the Portfolio.

          During the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, Warburg earned $406,466, $1,736,864 and $3,095,950, respectively, and voluntarily waived $195,081, $542,549 and $778,770, respectively, in investment advisory fees. Counsellors Service earned $24,631, $188,503 and $386,993, during the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, respectively. PFPC received $60,970, $259,290 and $436,710, respectively, in fees and voluntarily waived $29,253, $81,358 and $110,078 of such fees for the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, respectively. Since the Small Company Growth Portfolio and the Global Fixed Income Portfolio had not commenced investment operations as of October 31, 1994, no fees were paid to Warburg, PFPC or Counsellors Service by them.

Custodians and Transfer Agent

          Fiduciary Trust Company International ("Fiduciary") serves as custodian of the International Equity and Global Fixed Income Portfolio's assets pursuant to separate custodian agreements (the "Fiduciary Custodian Agreements"). Under the Fiduciary Custodian Agreements, Fiduciary (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio,
(iii) makes receipts and disbursements of money on behalf of each Portfolio,
(iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (v) makes periodic reports to the Board concerning each Portfolio's custodial arrangements. Fiduciary is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Portfolios. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

          PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of the Small Company Growth Portfolio's U.S. and foreign assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Portfolio's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios; State Street is not relieved of any responsibility or liability to the Fund on account of any actions or omissions of any such sub-custodian.
PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. PNC also provides certain custodial services generally in connection with purchases and sales of the International Equity and Global Fixed Income Portfolios' shares.

          State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Fund to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders,
(iii) maintains shareholder accounts and, if requested, sub-accounts and
(iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

          The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." Shares of three series have been authorized, which constitute the interests in the Portfolios.

          All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

          Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          A Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio's shares from an investor who has received such securities as redemption proceeds from another Warburg Pincus Fund.


                              EXCHANGE PRIVILEGE

          Shareholders of a Portfolio may exchange all or part of their shares for shares of another Portfolio or other portfolios of the Fund organized by Warburg in the future on the basis of their relative net asset values per share at the time of exchange.

          The exchange privilege enables shareholders to acquire shares in a Portfolio with a different investment objective when they believe that a shift between Portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Portfolio's shares being acquired may legally be sold.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the

Portfolio and the proceeds are invested on the same day, at a price as described above, in shares of the Portfolio being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

          Each Portfolio intends to qualify each year, as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the selling of securities held by the Portfolio for less than three months and in the utilization of certain of the investment techniques described above and in the Prospectus. As a regulated investment company, a Portfolio will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Portfolios expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          A Portfolio's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses and cause the Portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Portfolio nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Portfolio will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Portfolio will continue to qualify as a regulated investment company.

          A shareholder of a Portfolio receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending on the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectus, will be long-term or short-term depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in a Portfolio, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the relevant Portfolio for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Portfolio. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

          If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Portfolio to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on either the Portfolio or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

          A Portfolio may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of a Portfolio is unclear. If the Portfolio is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Portfolio.


                         DETERMINATION OF PERFORMANCE

          From time to time, a Portfolio may quote its total return and, in the case of the Global Fixed Income Portfolio, yield in advertisements or in reports and other communications to shareholders. The average annual total return of the International Equity Portfolio for the fiscal year ended
October 31, 1995 was -2.83% (-3.01% without waivers), and the average annual total return for the period beginning September 1, 1992 (inception) to October 31, 1995 was 16.53% (16.26% without waivers). A Portfolio's average annualized total return is calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:
P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

          A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

          Yield is calculated by annualizing the net investment income generated by the Portfolio over a specified thirty-day period according to the following formula:

               YIELD = 2[( a-b +1)[**GRAPHIC OMITTED-SEE FOOTNOTE BELOW] -1]
                       ------------------------------------------------------
                           cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

          A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As











------------------------------------------------------------------------------
* The expression (1+T) is beieng raised to the nth power.

** The expression (a-b + 1) is being raised to the 6th power.

described above, total return and yield are based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

          Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

          To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australia and Far East Index (the "MS-EAFE Index"), has equalled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S & P 500 Index") in 14 of the last 23 years. The following table compares annual total returns of the MS-EAFE Index and the S & P 500 Index for the calendar years shown.

                        MS-EAFE Index vs. S&P 500 Index
                                   1972-1994
                             Annual Total Return+

     Year                MS-EAFE Index            S&P 500 Index
     ----                -------------            -------------

     1972*                  33.28                    14.43
     1973*                 -16.82                   -18.85
     1974*                 -25.60                   -30.96
     1975*                  31.21                    27.81
     1976                    -.36                    18.27
     1977*                  14.61                    -9.64
     1978*                  28.92                     5.01
     1979                    1.82                     9.02
     1980                   19.01                    27.71
     1981*                  -4.85                   -10.17
     1982                   -4.63                    14.80
     1983*                  20.91                    13.93
     1984*                   5.02                    -1.22
     1985*                  52.97                    29.45
     1986*                  66.80                    14.97
     1987*                  23.18                      .26
     1988*                  26.66                     8.61
     1989                    9.22                    28.81
     1990                  -24.71                    -8.24
     1991                   10.19                    27.94
     1992                  -13.89                     4.43
     1993*                  30.49                     7.22
     1994*                   6.24                    -1.34
     1995                    9.42                    34.71
_________________

+    Without reinvestment of dividends.

* The MS-EAFE Index has outperformed the S&P 500 Index 15 out of the last 24 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets


          The quoted performance information shown above is not intended to indicate the future performance of the International Equity Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the MS-EAFE Index in composition.

                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Fund. The financial statements for the Portfolios that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose reports thereon appear elsewhere herein and have been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          The financial statements for the period beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent auditors, as set forth in their report, and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of November 30, 1995, no person owned of record 5% or more of the outstanding shares of a Portfolio. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 92.46% of the International Equity Portfolio's shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                             FINANCIAL STATEMENTS

          The International Equity Portfolio's financial statements for the fiscal year ended October 31, 1995 and the statements of assets and liabilities for the Small Company Growth Portfolio as of August 8, 1995 and for the Global Fixed Income Portfolio as of December 18, 1995 follow the Reports of Independent Auditors.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.  --  INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                December 8, 1995
Dear Shareholder:

     The objective of Warburg Pincus Institutional Fund -- International Equity Portfolio (the 'Portfolio') is long-term capital appreciation. The Portfolio aims to tap into the strong growth potential of today's world stock markets by investing primarily in companies whose principal business activities and interests are outside the United States.

     For the 12 months ended October 31, 1995, the Portfolio fell 2.83%, vs. losses of 0.61% in the Lipper International Fund Index and 0.37% in the Morgan Stanley Europe, Australia and Far East ('EAFE') Index. Exposure to emerging markets (the Lipper Emerging Markets Fund Index fell 18.35% during the period) accounted for much of the Portfolio's underperformance. Shareholders should note, though, that while the Portfolio underperformed the EAFE Index for the fiscal year, its longer-term record is superior to that of the Index. From its inception on September 1, 1992, through October 31, 1995, the Portfolio generated an average annual return of 16.53%, compared to 11.22% for the EAFE Index. Also noteworthy is the fact that the Fund managed to outperform its benchmark with a lower level of volatility.

     After a disappointing first half of its fiscal year, the Portfolio showed a considerable improvement in performance in the second half, aided greatly by a sharp rebound in its Japanese holdings (27.8% of the Portfolio through October). Particularly strong gains were recorded by the Portfolio's Japanese technology issues. We believe that these stocks still hold considerable upside potential, and that most of the broader Japanese market remains significantly undervalued based on traditional long-term measures of value (e.g., price relative to book value, sales and cash flow).

     Other Asian countries we remain positive on are South Korea and Taiwan, two emerging markets that have suffered in 1995. Taiwan has seen its stock market lose roughly a third of its value since the year began, the result of ongoing political tensions with China. This has created particularly attractive values in Taiwan's market, and we have used the opportunity to increase our Taiwanese stake, adding to positions in well-managed companies in the shipping and industrial sectors. In general, we feel that emerging markets have been oversold, given their outstanding long-term attractions.

     The Portfolio's European holdings contributed positively to its performance over the trailing 12 months, supported by falling interest rates. By country, our largest weightings as of October 31 were in the United Kingdom and France (8.0% and 6.0%, respectively, of the Portfolio). Our British holdings were strong performers during the period. French issues generated less impressive results, hampered by concerns regarding fiscal policies of the Chirac administration and doubts about the country's ability to meet the criteria for European economic and monetary union in 1999. But we remain positive on the outlook for the French companies held in the Portfolio, believing they are strong, well-managed businesses.

Richard H. King
Portfolio Manager

2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO

                         GROWTH OF $10,000 INVESTED IN
   WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio (the 'Portfolio') from September 1, 1992 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Morgan Stanley -- Europe, Australia, and Far East Index ('EAFE')* for the same time period.


                                  [GRAPH]


                                                                                        FUND
                                                                                        -----

1 Year Total Return (9/30/94-9/30/95)..............................................     -0.16%
Average Annual Total Return Since Inception (9/01/92-9/30/95)......................     17.87%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. Without waivers or reimbursement of Portfolio expenses, average annual total returns for the periods ending 9/30/95 and 10/31/95 respectively, would have been -0.36% and -3.01% for 1 year and 17.59% and 16.26% since inception.

------------
* EAFE is an unmanaged index of international equities with no defined investment objective that is compiled by Morgan Stanley Capital International.

                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO:

We have audited the accompanying statement of net assets of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio as of October 31, 1995, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio for the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 14, 1995

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (90.3%)
  Argentina (3.0%)
     Banco de Galicia & Buenos Aires SA                                               90,505      $    427,697
     Banco de Galicia & Buenos Aires SA ADR                                            9,325           178,341
     Banco Frances del Rio de la Plata SA                                            112,200           816,675
     Banco Frances del Rio de la Plata SA ADR                                        162,700         3,559,063
     Capex SA GDR +                                                                   95,400         1,156,725
     Telefonica de Argentina SA ADR                                                  170,100         3,529,575
     YPF SA ADR                                                                      311,000         5,325,875
                                                                                                  ------------
                                                                                                    14,993,951
                                                                                                  ------------
  Australia (2.5%)
     BTR Nylex Ltd.                                                                1,040,575         2,828,860
     Niugini Mining Ltd.                                                             283,000           588,328
     Pasminco Ltd.                                                                   911,000         1,005,903
     Reinsurance Australia Corp., Ltd.                                             1,788,600         3,405,047
     Woodside Petroleum Ltd.                                                         991,500         4,749,121
                                                                                                  ------------
                                                                                                    12,577,259
                                                                                                  ------------
  Austria (3.1%)
     Boehler-Uddeholm AG +                                                            70,250         4,953,480
     Maculan Holdings AG Vorzuege                                                      9,290           174,557
     V.A. Technologie AG                                                              92,300        10,704,152
                                                                                                  ------------
                                                                                                    15,832,189
                                                                                                  ------------
  Brazil (0.5%)
     Panamerican Beverages, Inc. Class A                                             100,500         2,751,189
                                                                                                  ------------

  Denmark (0.9%)
     International Service System A/S Class B                                        215,150         4,412,929
                                                                                                  ------------

  Finland (1.7%)
     Metra Oy Class B                                                                 29,250         1,268,801
     Metsa-Serla Class B                                                             127,500         4,749,164
     Valmet Corp. Class A                                                             92,500         2,573,200
                                                                                                  ------------
                                                                                                     8,591,165
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  France (5.9%)
     Bouygues SA                                                                      78,533      $  8,366,556
     Cetelem                                                                          13,458         2,150,633
     Fives-Lille (Compagnie De)                                                       26,740         2,163,962
     Lagardere Groupe                                                                294,800         5,514,288
     Scor SA                                                                          97,251         2,904,978
     Total Cie Franc Des Petroles Class B                                            143,347         8,875,121
                                                                                                  ------------
                                                                                                    29,975,538
                                                                                                  ------------
  Germany (2.7%)
     Deutsche Bank AG                                                                169,300         7,642,933
     SGL Carbon AG +                                                                  94,000         6,168,207
                                                                                                  ------------
                                                                                                    13,811,140
                                                                                                  ------------
  Hong Kong (3.4%)
     Citic Pacific Ltd.                                                              513,000         1,602,461
     HSBC Holdings PLC                                                               390,125         5,676,876
     HSBC Holdings PLC (UK)                                                           35,935           534,410
     Jardine Matheson Holdings Ltd. ADR                                            1,116,915         6,813,182
     Jilin Chemical Industrial Co., Ltd.                                           5,656,000         1,185,161
     Jilin Chemical Industrial Co., Ltd. ADR +                                        75,500         1,557,188
                                                                                                  ------------
                                                                                                    17,369,278
                                                                                                  ------------
  India (2.2%)
     Hindalco Industries Ltd. GDR                                                    184,500         5,904,000
     Reliance Industries Ltd. GDS                                                    263,100         4,109,622
     The India Fund, Inc.                                                            144,000         1,206,000
                                                                                                  ------------
                                                                                                    11,219,622
                                                                                                  ------------
  Indonesia (1.6%)
     P.T. Bank International Indonesia                                               314,500         1,102,900
     P.T. Dynaplast Ltd.                                                             334,800           295,368
     P.T. Mulia Industrindo                                                        1,088,000         3,215,527
     P.T. Semen Gresik                                                               497,500         1,294,773
     P.T. Tri Polyta Indonesia ADR +                                                 136,500         2,115,750
                                                                                                  ------------
                                                                                                     8,024,318
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  Israel (1.4%)
     Ampal-American Israel Corp. Class A +                                           233,000      $  1,310,625
     ECI Telecommunications Limited Designs                                          299,850         5,697,150
                                                                                                  ------------
                                                                                                     7,007,775
                                                                                                  ------------

  Japan (26.1%)
     Canon Inc.                                                                      470,000         8,047,158
     Canon Inc. ADR                                                                   25,200         2,148,300
     Daimaru Inc.                                                                     90,000           572,351
     DDI Corp.                                                                           972         7,883,651
     East Japan Railway Co.                                                              413         1,951,658
     Fujitsu Ltd.                                                                    522,000         6,230,701
     Hitachi Ltd.                                                                    552,750         5,678,383
     Kao Corp.                                                                           500             6,066
     Keyence Corp.                                                                    30,000         3,698,268
     Kirin Beverage Corp.                                                            144,000         2,183,739
     Kyocera Corp.                                                                    66,000         5,411,212
     Murata Mfg. Co., Ltd.                                                            70,290         2,468,849
     NEC Corp.                                                                       496,000         6,551,218
     Nikon Corp.                                                                     664,000         9,484,786
     Nippon Communication Systems Corp.                                              405,300         4,282,595
     Nippon Telegraph & Telephone Corp.                                                1,437        11,795,087
     NTT Data Communications Systems Co.                                                 314         7,864,593
     Orix Corp.                                                                      109,600         3,860,288
     Rohm Co.                                                                        106,000         6,440,270
     Shin-Etsu Chemical Co., Ltd.                                                    118,600         2,425,144
     Sony Corp.                                                                       98,900         4,451,032
     Sony Corp. ADR                                                                   36,900         1,688,175
     TDK Corp.                                                                       169,000         8,713,727
     Toho Co., Ltd.                                                                   25,850         3,641,914
     Tokyo Electron Ltd.                                                             166,000         7,211,036
     Tsuchiya Home Co.                                                                78,180         1,109,099
     Uny Co., Ltd.                                                                   205,500         3,538,597
     York-Benimaru Co., Ltd.                                                         107,400         3,404,520
                                                                                                  ------------
                                                                                                   132,742,417
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  Malaysia (0.2%)
     Westmont BHD                                                                    353,000      $  1,222,751
                                                                                                  ------------

  Mexico (0.6%)
     Gruma SA de CV Class B +                                                        982,000         2,896,348
                                                                                                  ------------

  New Zealand (5.6%)
     Brierley Investments Ltd.                                                     8,145,083         6,339,546
     Fletcher Challenge Ltd.                                                       1,985,050         5,250,449
     Fletcher Forestry                                                             3,506,251         4,833,591
     Lion Nathan Ltd.                                                              2,549,700         5,785,330
     Sky City Ltd.                                                                   175,615         3,648,823
     Wrightson Ltd.                                                                3,271,735         2,632,804
                                                                                                  ------------
                                                                                                    28,490,543
                                                                                                  ------------
  Norway (1.6%)
     Norsk Hydro AS ADR                                                              198,144         7,925,760
                                                                                                  ------------

  Pakistan (0.3%)
     Pakistan Telecommunications Corp. +                                                 345            33,678
     Pakistan Telecommunications Corp. GDR +                                          16,000         1,528,000
                                                                                                  ------------
                                                                                                     1,561,678
                                                                                                  ------------

  Singapore (1.4%)
     DBS Land Ltd.                                                                   741,500         2,194,315
     Development Bank of Singapore Ltd.                                              176,562         2,024,994
     Development Bank of Singapore Ltd. ADR                                           34,750         1,598,500
     IPC Corp., Ltd.                                                               2,216,000         1,513,940
                                                                                                  ------------
                                                                                                     7,331,749
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  South Korea (5.5%)
     Daewoo Electronics Co., Ltd. +                                                  244,650      $  3,261,574
     Daewoo Electronics Co., Ltd. New +                                                4,120            52,503
     Daewoo Heavy Industries                                                          78,194         1,016,900
     Hana Bank                                                                       206,780         4,497,215
     Hanil Bank                                                                      390,013         5,064,919
     Korea Europe Fund Ltd.                                                              289         1,336,625
     Korea Long Term Credit Bank                                                      42,858         1,386,513
     Mando Machinery Corp. +                                                           6,000           398,066
     Samsung Electronics Co., Ltd.                                                    28,222         6,320,902
     Samsung Electronics Co., Ltd. GDR                                                 6,226           410,916
     Samsung Electronics Co., Ltd. GDR New                                                53             6,360
     Samsung Electronics Co., Ltd. New                                                 1,705           383,007
     Samsung Electronics Co., Ltd. Second Series                                         520           114,385
     Samsung Heavy Industries Co., Ltd.                                              112,453         3,424,591
                                                                                                  ------------
                                                                                                    27,674,476
                                                                                                  ------------
  Spain (3.5%)
     Banco de Santander                                                               30,300         1,322,254
     Banco de Santander ADR                                                          220,300         9,500,438
     Repsol SA ADR                                                                   243,500         7,213,688
                                                                                                  ------------
                                                                                                    18,036,380
                                                                                                  ------------
  Sweden (2.7%)
     Asea AB Series B                                                                 56,700         5,597,531
     Astra AB Series B                                                               220,800         7,986,978
                                                                                                  ------------
                                                                                                    13,584,509
                                                                                                  ------------
  Switzerland (1.8%)
     BBC Brown Boveri AG                                                               6,824         7,915,455
     Danzas Holding AG                                                                 1,369         1,205,742
                                                                                                  ------------
                                                                                                     9,121,197
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  Taiwan (3.0%)
     China Steel Corp. +                                                           1,043,000      $    823,268
     Evergreen Marine Corp., Ltd.                                                    419,100           628,999
     Kwang Hua Growth Fund                                                           346,000           119,885
     Taiwan Semiconductor Mfg. Co. +                                               1,543,000         4,803,113
     Ton Yi Industrial Corp. +                                                     2,898,000         3,844,669
     Tuntex Distinct Corp. +                                                       1,238,334           784,714
     Tuntex Distinct Corp. GDS +                                                     152,774           954,840
     Yang Ming Marine Transport Corp.                                              3,159,000         3,476,832
                                                                                                  ------------
                                                                                                    15,436,320
                                                                                                  ------------
  Thailand (1.2%)
     Industrial Finance Corp. of Thailand                                          1,535,832         5,050,065
     Thai Military Bank Ltd.                                                         248,560           980,767
                                                                                                  ------------
                                                                                                     6,030,832
                                                                                                  ------------
  United Kingdom (7.9%)
     AAF Industries PLC +                                                            208,500            85,673
     British Air Authority PLC                                                       643,834         5,006,175
     BTR PLC                                                                         473,457         2,514,125
     Cookson Group PLC                                                               750,200         3,473,855
     Govett & Co., Ltd.                                                              606,000         2,327,265
     Grand Metropolitan PLC                                                        1,209,000         8,368,882
     Prudential Corp. PLC                                                            903,200         5,652,572
     Reckitt & Coleman PLC                                                           437,285         4,651,003
     Singer & Freidlander Group PLC                                                2,210,000         3,702,245
     Takare PLC                                                                    1,182,900         3,832,383
     Trio Holdings PLC                                                             1,648,500           312,635
                                                                                                  ------------
                                                                                                    39,926,813
                                                                                                  ------------
  Zimbabwe
     Delta Corp., Ltd.                                                               105,000           165,547
                                                                                                  ------------

TOTAL COMMON STOCK (Cost $435,130,761)                                                             458,713,673
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
PREFERRED STOCK (0.5%)

  Austria (0.1%)
     Maculan Holdings AG Vorzuege                                                     31,100      $    565,512
                                                                                                  ------------
  South Korea (0.3%)
     Samsung Electronics Co., Ltd.                                                    10,130         1,257,306
     Samsung Electronics Co., Ltd. New                                                 2,004           244,990
                                                                                                  ------------
                                                                                                     1,502,296
                                                                                                  ------------
  United Kingdom (0.1%)
     Singer & Friedlander Group PLC 8.50% Convertible                                348,947           714,161
                                                                                                  ------------

TOTAL PREFERRED STOCK (Cost $3,961,744)                                                              2,781,969
                                                                                                  ------------
STOCK WARRANTS (0.1%)

  Australia
     Niugini Mining Ltd., 12/08/95 +                                                  70,750            37,713
                                                                                                  ------------
  Hong Kong
     Jardine Strategic Holdings Ltd., 05/02/98 +                                     384,600            13,183
                                                                                                  ------------
  Israel
     Ampal-American Israel Corp. Class A, 01/31/99 +                                  95,000            38,594
                                                                                                  ------------
  Japan
     Bandai Industries, 11/04/97 +                                                       440           429,000
                                                                                                  ------------
  Switzerland
     Danzas Holding AG, 08/02/96 +                                                     2,000               793
                                                                                                  ------------
TOTAL STOCK WARRANTS (Cost $846,880)                                                                   519,283
                                                                                                  ------------
CALL OPTIONS (0.5%)                                                                CONTRACTS
                                                                             ---------------

  Japan
     Topix Index, 03/08/96, (Strike price $1,251.24) +                                 3,647           646,723
     Topix Index, 03/08/96, (Strike price $1,261.12) +                                 3,755           634,933
     Topix Index, 03/08/96, (Strike price $1,349.00) +                                 1,830           188,687
     Topix Index, 05/10/96, (Strike price $1,323.64) +                                 3,126           372,932
     Topix Index, 06/14/96, (Strike price $1,275.00) +                                 3,141           520,966
                                                                                                  ------------
                                                                                                     2,364,241
                                                                                                  ------------
  Mexico
     Mexican Inmex, 03/29/96, (Strike price $56.60) +                                 62,434             1,249
                                                                                                  ------------
TOTAL CALL OPTIONS (Cost $1,992,096)                                                                 2,365,490
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                  PAR=               VALUE
                                                                             ---------------      ------------
CONVERTIBLE BONDS/NOTES (2.7%)

  Argentina (0.3%)
     Banco de Galicia & Buenos Aires SA 7.00%, 08/01/02                      $     1,574,000      $  1,267,070
                                                                                                  ------------
  Australia (0.3%)
     BTR Nylex Ltd. 9.00%, 11/29/49                                          (A)  11,200,000         1,274,203
                                                                                                  ------------
  India (0.1%)
     Reliance Industries Ltd. 3.50%, 11/03/99                                 $      500,000           511,250
                                                                                                  ------------
  Japan (1.1%)
     Matsushita Electric Works Ltd. 2.70%, 05/31/02                          (B) 521,000,000         5,821,172
                                                                                                  ------------
  New Zealand (0.1%)
     Brierley Investments Ltd. 9.00%, 06/30/98                               (C)   1,028,875           732,938
                                                                                                  ------------
  Taiwan (0.8%)
     Yang Ming Marine Transport Corp. 2.00%, 10/06/01                        $     3,952,000         4,218,760
                                                                                                  ------------

TOTAL CONVERTIBLE BONDS/NOTES (Cost $13,605,553)                                                    13,825,393
                                                                                                  ------------

SHORT-TERM INVESTMENTS (2.7%)
    Repurchase agreement with State Street Bank & Trust Co. dated 10/31/95 at 5.83% to be repurchased at $13,533,191 on 11/01/95. (Collateralized by $13,650,000 U.S. Treasury Note 6.875%, due 10/31/96, with a market
    value of $13,820,625.) (Cost $13,531,000)                                     13,531,000        13,531,000
                                                                                                  ------------
TOTAL INVESTMENTS AT VALUE (96.8%) (Cost $469,068,034*)                                            491,736,808
OTHER ASSETS IN EXCESS OF LIABILITIES (3.2%)                                                        16,022,083
                                                                                                  ------------
NET ASSETS (100.0%) (applicable to 33,636,024 shares)                                             $507,758,891
                                                                                                  ------------
                                                                                                  ------------
NET ASSET VALUE, offering and redemption price per share
  ($507,758,891[div]33,636,024 shares)                                                                  $15.10
                                                                                                        ------
                                                                                                        ------

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt
                        GDS = Global Depository Share


  + Non-income producing security.
  * Cost for Federal income tax purposes is $469,247,283.

  = Unless otherwise indicated below, all bonds are denominated in U.S. Dollars.

 (A) Denominated in Australian Dollars.
 (B) Denominated in Japanese Yen.
 (C) Denominated in New Zealand Dollars.

                            See Accompanying Notes to Financial Statements.
12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF OPERATIONS
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $839,844)                                            $ 6,755,792
     Interest                                                                                           1,580,534
                                                                                                      -----------

          Total investment income                                                                       8,336,326
                                                                                                      -----------
EXPENSES:
     Investment advisory                                                                                3,095,950
     Administrative services                                                                              823,703
     Audit                                                                                                 24,460
     Custodian/Sub-custodian                                                                              358,800
     Directors                                                                                              9,000
     Insurance                                                                                             13,869
     Legal                                                                                                 34,103
     Organizational                                                                                        21,349
     Printing                                                                                              17,811
     Registration                                                                                         104,903
     Miscellaneous                                                                                         61,340
                                                                                                      -----------
                                                                                                        4,565,288

     Less fees waived                                                                                    (888,848)
                                                                                                      -----------

          Total expenses                                                                                3,676,440
                                                                                                      -----------

            Net investment income                                                                       4,659,886
                                                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  ITEMS:

     Net realized loss from security transactions                                                      (1,094,116)
     Net realized gain from foreign currency related items                                              3,076,737
     Net change in unrealized appreciation from investments and
       foreign currency related items                                                                  (6,017,482)
                                                                                                      -----------

            Net realized and unrealized loss from investments and
               foreign currency related items                                                          (4,034,861)
                                                                                                      -----------

            Net increase in net assets resulting from operations                                      $   625,025
                                                                                                      -----------
                                                                                                      -----------

                                 See Accompanying Notes to Financial Statements.
                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     For the             For the
                                                                                    Year Ended          Year Ended
                                                                                 October 31, 1995    October 31, 1994
                                                                                 ----------------    ----------------

FROM OPERATIONS:

     Net investment income                                                         $  4,659,886        $  1,276,813
     Net realized gain (loss) from security transactions                             (1,094,116)         11,710,325
     Net realized gain (loss) from foreign currency related items                     3,076,737            (456,151)
     Net change in unrealized appreciation from investments and foreign
       currency related items                                                        (6,017,482)         22,452,714
                                                                                 ----------------    ----------------
          Net increase in net assets resulting
            from operations                                                             625,025          34,983,701
                                                                                 ----------------    ----------------

FROM DISTRIBUTIONS:

     Dividends from net investment income                                            (3,614,605)           (526,855)
     Distributions from capital gains                                               (11,710,991)         (1,146,187)
                                                                                 ----------------    ----------------
          Net decrease from distributions                                           (15,325,596)         (1,673,042)
                                                                                 ----------------    ----------------

FROM CAPITAL SHARE TRANSACTIONS:

     Proceeds from sale of shares                                                   253,425,787         196,715,545
     Reinvested dividends                                                            13,607,235           1,270,243
     Net asset value of shares redeemed                                             (75,870,772)         (9,279,255)
                                                                                 ----------------    ----------------
          Net increase in net assets from capital share transactions                191,162,250         188,706,533
                                                                                 ----------------    ----------------
          Net increase in net assets                                                176,461,679         222,017,192

NET ASSETS:

     Beginning of year                                                              331,297,212         109,280,020
                                                                                 ----------------    ----------------
     End of year                                                                   $507,758,891        $331,297,212
                                                                                 ----------------    ----------------
                                                                                 ----------------    ----------------

                            See Accompanying Notes to Financial Statements.
14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                  For the Year Ended
                                                                                     October 31,
                                                            --------------------------------------------------------------
                                                                   1995                  1994                  1993
                                                            ------------------    ------------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $16.34                $13.49                $ 9.62
                                                                 -------               -------               -------
     Income from Investment Operations:
     Net Investment Income                                           .15                   .17                   .10
     Net Gain (Loss) from Securities and Foreign Currency
       Related Items (both realized and unrealized)                 (.64)                 2.87                  3.87
                                                                 -------               -------               -------
          Total from Investment Operations                          (.49)                 3.04                  3.97
                                                                 -------               -------               -------
     Less Distributions:
     Dividends from net investment income                           (.18)                 (.07)                 (.10)
     Distributions from capital gains                               (.57)                 (.12)                  .00
                                                                 -------               -------               -------
          Total Distributions                                       (.75)                 (.19)                 (.10)
                                                                 -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                    $15.10                $16.34                $13.49
                                                                 -------               -------               -------
                                                                 -------               -------               -------
Total Return                                                       (2.83%)               22.62%                41.61%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                $507,759              $331,297              $109,280

Ratios to average daily net assets:
     Operating expenses                                              .95%                  .95%                  .95%
     Net investment income                                          1.20%                  .59%                  .75%
     Decrease reflected in above expense ratios due to
       waivers/reimbursements                                        .23%                  .29%                  .44%
Portfolio Turnover Rate                                            39.70%                19.34%                19.40%

                                                            September 1, 1992
                                                            (Commencement of
                                                           Operations) through
                                                            October 31, 1992
                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.00
                                                                 -------
     Income from Investment Operations:
     Net Investment Income                                           .02
     Net Gain (Loss) from Securities and Foreign Currency
       Related Items (both realized and unrealized)                 (.40)
                                                                 -------
          Total from Investment Operations                          (.38)
                                                                 -------
     Less Distributions:
     Dividends from net investment income                            .00
     Distributions from capital gains                                .00
                                                                 -------
          Total Distributions                                        .00
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $  9.62
                                                                 -------
                                                                 -------
Total Return                                                      (20.69%)*
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                 $18,613
Ratios to average daily net assets:
     Operating expenses                                              .95%*
     Net investment income                                          1.22%*
     Decrease reflected in above expense ratios due to
       waivers/reimbursements                                        .85%*
Portfolio Turnover Rate                                            50.16%

* Annualized

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Dividends paid by the Portfolio taxable as ordinary income amounted to $.54 per share.

Long-term capital gains dividends paid by the Portfolio amounted to $.21 per share.

Because the Portfolio's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     Warburg Pincus Institutional Fund, Inc. (the 'Fund') is an open-end management investment company and currently offers two managed investment funds (the 'Portfolios'): International Equity Portfolio, which commenced operations on September 1, 1992, seeks long-term capital appreciation by investing in equity securities of principally non-United States issuers; and Global Fixed Income Portfolio, which as of October 31, 1995, had not commenced operations, seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers.

     The net asset values of the Portfolios are determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for Federal taxes as it is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     Costs incurred by the Portfolios in connection with their organization have been deferred and are being amortized over a period of five years from the date each Portfolio commences its operations.

     The Portfolios may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Portfolio's possession. At October 31, 1995 the International Equity Portfolio had $13,531,000 invested in repurchase agreements.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as the Portfolios' investment adviser. The International Equity Portfolio pays Warburg an investment advisory fee calculated at an annual rate of .80% of the Portfolio's average daily net assets. For the year ended October 31, 1995, Warburg earned $3,095,950 for investment advisory services to the International Equity Portfolio, of which $778,770 was voluntarily waived.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as the Portfolios' co-administrators. For its administrative services, CFSI receives a fee calculated at an annual rate of
 .10% of the Portfolios' average daily net assets. For the year ended October 31,
1995,   CFSI  earned   $386,993  in   administrative  services   fees.  For  its
administrative services, PFPC receives a fee based on the following fee structure:

               AVERAGE DAILY NET ASSETS                              ANNUAL RATE
-------------------------------------------------------   ---------------------------------
First $250 million.....................................   .12% of average daily net assets
Second $250 million....................................   .10% of average daily net assets
Third $250 million.....................................   .08% of average daily net assets
Over $750 million......................................   .05% of average daily net assets

     For   the  year   ended  October  31,   1995,  PFPC   earned  $436,710  for
administrative services to the International Equity Portfolio, of which $110,078 was voluntarily waived.

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, acts as distributor of the International Equity Portfolio's shares. No compensation is payable by the International Equity Portfolio to CSI for its distribution services.

3. INVESTMENTS IN SECURITIES

     The  International  Equity Portfolio's  purchases  and sales  of investment
securities  for  the   year  ended  October   31,  1995  (excluding   short-term
investments) were $331,790,859 and $143,495,150, respectively.

     At October 31, 1995, the International Equity Portfolio had net unrealized appreciation from investments of $22,489,525 which was comprised of appreciation of $55,824,134 for those securities

                                                                              17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
having an excess of value over cost, and depreciation of $33,334,609 for those securities having an excess of cost over value (based on cost for Federal income tax purposes).

4. FOREIGN FORWARD CURRENCY CONTRACTS

     The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1995, the International Equity Portfolio had the following open forward foreign currency contracts:

                                                       FOREIGN                                        UNREALIZED
          FORWARD CURRENCY            EXPIRATION      CURRENCY         CONTRACT       CONTRACT     FOREIGN EXCHANGE
              CONTRACT                   DATE        TO BE SOLD         AMOUNT         VALUE         GAIN/(LOSS)
------------------------------------  ----------   ---------------   ------------   ------------   ----------------
French Francs                          11/15/95        40,000,000    $  8,026,165   $  8,192,860      $ (166,695)
French Francs                          11/16/95        19,483,750       3,993,611      3,990,691           2,920
German Marks                           11/16/95        17,000,000      12,096,631     12,095,340           1,291
German Marks                           05/17/96        12,252,420       8,600,000      8,794,444        (194,444)
Japanese Yen                           03/21/96     1,362,480,000      14,000,000     13,625,563         374,437
Japanese Yen                           03/21/96       941,409,750       9,345,873      9,414,625         (68,752)
Japanese Yen                           03/21/96       941,409,740       9,341,468      9,414,625         (73,157)
Japanese Yen                           03/21/96       259,280,500       2,575,370      2,592,950         (17,580)
Japanese Yen                           05/13/96     1,281,760,000      16,000,000     12,918,637       3,081,363
Japanese Yen                           05/16/96     2,774,310,000      33,000,000     27,974,026       5,025,974
Japanese Yen                           05/16/96       711,908,000       8,600,000      7,178,337       1,421,663
Japanese Yen                           09/18/96       932,000,000      10,000,000      9,572,179         427,821
                                                                     ------------   ------------   ----------------
                                                                     $135,579,118   $125,764,277      $9,814,841
                                                                     ------------   ------------   ----------------
                                                                     ------------   ------------   ----------------

                                                       FOREIGN                                        UNREALIZED
          FORWARD CURRENCY            EXPIRATION      CURRENCY         CONTRACT       CONTRACT     FOREIGN EXCHANGE
              CONTRACT                   DATE      TO BE PURCHASED      AMOUNT         VALUE         GAIN/(LOSS)
------------------------------------  ----------   ---------------   ------------   ------------   ----------------
German Marks                           11/16/95         5,500,000     $3,993,610     $3,913,198       $(80,412)

5. EQUITY SWAP TRANSACTIONS

     The International Equity Portfolio (the 'Portfolio') entered into a Taiwanese equity swap agreement (which represents approximately .006% of the Portfolio's net assets at October 31, 1995) dated August 11, 1995, where the Portfolio receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of three Taiwanese common stocks ('Common Stocks'). In return, the Portfolio pays quarterly the Libor rate (London Interbank Offered Rate), plus 1.25% per annum (7.125% on October 31, 1995) on the initial stock purchase amount

18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
('Notional amount') of $2,949,474. The Notional amount is marked to market on each quarterly reset date. In the event that the Common Stocks decline in value, the Portfolio will be required to pay quarterly, the amount of any depreciation in value from the notional amount. The equity swap agreement will terminate on August 11, 1996.

     During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional amount is recognized as unrealized gain or loss. Dividend income for the Common Stocks are recorded on the ex-dividend date. Interest expense is accrued daily. At October 31, 1995, the Portfolio has recorded an unrealized gain of $123,391 and interest payable of $47,284 on the equity swap transaction.

6. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to three billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of two series have been authorized, which constitute the interest in the Portfolios.

     Transactions in shares of the International Equity Portfolio were as follows:

                                                                           For the            For the
                                                                          Year Ended         Year Ended
                                                                       October 31, 1995   October 31, 1994
                                                                       ----------------   ----------------
Shares sold                                                               17,573,932         12,686,666
Shares issued to shareholders on reinvestment of dividends                   939,078             85,000
Shares redeemed                                                           (5,146,019)          (603,362)
                                                                       ----------------   ----------------
Net increase in shares outstanding                                        13,366,991         12,168,304
                                                                       ----------------   ----------------
                                                                       ----------------   ----------------

7. NET ASSETS

     Net assets of the International Equity Portfolio at October 31, 1995, consisted of the following:

Capital contributed, net                                                                 $471,618,325
Accumulated net investment income                                                           7,450,054
Accumulated net realized loss from security transactions                                   (3,838,421)
Net unrealized appreciation from investments and foreign currency related items            32,528,933
                                                                                         ------------
Net assets                                                                               $507,758,891
                                                                                         ------------
                                                                                         ------------

8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, the International Equity Portfolio had a capital loss carryover of $3,020,261 expiring in 2003 to offset possible future capital gains.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Warburg, Pincus Institutional Fund, Inc.

We have audited the accompanying Statement of Assets and Liabilities of Warburg, Pincus Institutional Fund, Inc. - Small Company Growth Portfolio (the "Fund") as of August 8, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Warburg, Pincus Institutional Fund, Inc. - Small Company Growth Portfolio as of August 8, 1995 in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
August 11, 1995

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                        SMALL COMPANY GROWTH PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                             as of August 8, 1995







Assets:

          Cash                                    $ 1,000

          Deferred Organizational Costs            45,000

          Total Assets                            $46,000



Liabilities:

          Accrued Organizational Costs             45,000

          Net Assets                               $1,000


Net Asset Value, Redemption and
  Offering Price Per Share (one billion
  shares authorized - $.001 per share)
  applicable to 100 shares outstanding.            $10.00

















 The accompanying notes are an integral part of this financial statement.

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                        Small Company Growth Portfolio
                         Notes to Financial Statements
                                August 8, 1995


1.   Organization:

     Warburg, Pincus Institutional Fund, Inc. (the "Fund") was organized on May 13, 1992 under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company currently consisting of shares of three series: International Equity Portfolio, Global Fixed Income Portfolio, and Small Company Growth Portfolio. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Small Company Growth Portfolio (the "Portfolio") has not commenced operations except those related to organizational matters and the sale of 100 shares ("Initial Shares") of common stock to Warburg, Pincus Counsellors, Inc., the Fund's investment adviser (the "Adviser").

2.   Organizational Costs and Transactions with Affiliates:

     Organizational costs have been capitalized by the Portfolio and are being amortized over sixty months commencing with operations. In the event any of the Initial Shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by unamortized organizational costs in the same ratio as the number of Initial Shares outstanding at the time of redemption.

     Certain officers and directors of the Fund are also officers of the Adviser. Such officers and directors are paid no fees by the Fund for serving as officers or directors of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Warburg, Pincus Institutional Fund, Inc.

We have audited the accompanying Statement of Assets and Liabilities of Warburg, Pincus Institutional Fund, Inc. - Global Fixed Income Portfolio (the "Fund") as of December 18, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Warburg, Pincus Institutional Fund, Inc. - Global Fixed Income Portfolio as of December 18, 1995 in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 20, 1995

                    WARBURG, PINCUS INSTITUTIONAL FUND,INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                            as of December 18, 1995

                                                Global Fixed
                                                    Income
                                                  Portfolio
                                                ------------
Assets:
     Cash                                       $     689
     Deferred Organizational Costs                 25,000
     Other Receivable                                 311
                                                   ------
     Total Assets                                  26,000

Liabilities:
     Payable to International Equity               25,000
                                                   ------
     Net Assets                                   $ 1,000
                                                   ======
Net Asset Value, Redemption and Offering
  Price Per Share (1 billion shares
  authorized-$.001 par value)
  applicable to 100 shares outstanding.           $  10.00
                                                    ======







    The accompanying notes are an integral part of the financial statement.

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                         Global Fixed Income Portfolio
                         Notes to Financial Statements
                               December 18, 1995

1. Organization:

   Warburg, Pincus Institutional Fund, Inc. (the "Fund") was organized on May 13, 1992 under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of shares of three series - International Equity Portfolio, Small Company Growth Portfolio and Global Fixed Income Portfolio. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Global Fixed Income Portfolio (the "Portfolio") has not commenced operations except those related to organizational matters and the sale of an aggregate of 100 shares ("Initial Shares") of common stock to E.M. Warburg, Pincus & Co., Inc. ("EMW") on July 28, 1992. Subsequent to the sale of shares to EMW, the Initial Shares were transferred to Warburg, Pincus Counsellors, Inc., the Fund's investment adviser (the "Adviser").

2. Organizational Costs and Transactions with Affiliates:
   Organizational costs have been capitalized by the Portfolio and will be amortized over sixty months commencing with operations. In the event any of the Initial Shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption. Certain officers and a director of the Fund are also officers and a director of the Adviser. These officers and director are paid no fees by the Fund for serving as an officer or director of the Fund.